SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): July 23, 2003

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Item 7.      Financial Statements and Exhibits.

Exhibit

99    Supplemental data to the Registrant’s press release dated July 23, 2003.

Item 9.      Regulation FD Disclosure.

The information attached at Exhibit 99 is supplemental data to the Registrant’s press release dated July 23, 2003 regarding its earnings during the quarter ended June 30, 2003.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	July 23, 2003	By	s/ Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	July 23, 2003	By	s/ James J. Twarozynski James J. Twarozynski, Principal Accounting Officer

3

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES Consolidated Statements of Financial Condition	Exhibit 99
                                                                                       June 30,        December 31,
                                                                                         2003              2002
                                                                                    ----------------  ----------------
                                                                                               (unaudited)
                                                                                    ----------------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                            $      73,114    $       60,731
Securities available for sale                                                            429,606           371,246
Federal Home Loan Bank stock, at cost                                                     12,032             9,704
Loans held for sale                                                                      131,174           129,577
Loans
  Commercial                                                                             581,832           536,715
  Real estate mortgage                                                                   607,968           601,799
  Installment                                                                            235,907           242,928
  Finance Receivables                                                                    108,704
                                                                                    -------------    --------------
                                                                       Total Loans     1,534,411         1,381,442
  Allowance for loan losses                                                              (17,880)          (16,705)
                                                                                    -------------    --------------
                                                                         Net Loans     1,516,531         1,364,737
Property and equipment, net                                                               42,260            40,735
Bank owned life insurance                                                                 36,184            35,415
Goodwill                                                                                  16,244             7,299
Other intangibles                                                                          8,510             6,420
Accrued income and other assets                                                           34,626            31,698
                                                                                    -------------    --------------
                                                                      Total Assets $   2,300,281    $    2,057,562
                                                                                    =============    ==============
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                             $     218,936    $      179,871
  Savings and NOW                                                                        679,919           657,530
  Time                                                                                   754,541           698,202
                                                                                    -------------    --------------
                                                                    Total Deposits     1,653,396         1,535,603
Federal funds purchased                                                                   42,300            23,840
Other borrowings                                                                         341,459           310,413
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              50,600            17,250
Accrued expenses and other liabilities                                                    59,018            32,409
                                                                                    -------------    --------------
                                                                 Total Liabilities     2,146,773         1,919,515
                                                                                    -------------    --------------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  17,880,811 shares at June 30, 2003
    and 17,822,090 shares at December 31, 2002                                            17,881            17,822
  Capital surplus                                                                         74,352            75,076
  Retained earnings                                                                       54,351            41,785
  Accumulated other comprehensive income                                                   6,924             3,364
                                                                                    -------------    --------------
                                                        Total Shareholders' Equity       153,508           138,047
                                                                                    -------------    --------------
                                        Total Liabilities and Shareholders' Equity $   2,300,281    $    2,057,562
                                                                                    =============    ==============

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

                                                                 Three Months Ended          Six Months Ended
                                                                      June 30,                   June 30,
                                                                 2003         2002          2003          2002
                                                              -----------  ------------  ------------  -----------
                                                                    (unaudited)                (unaudited)
                                                              -------------------------  -------------------------
Interest Income                                                    (in thousands, except per share amounts)
  Interest and fees on loans                                 $    30,444  $     26,849  $     57,105  $    53,903
  Securities available for sale
    Taxable                                                        2,949         3,315         5,848        6,026
    Tax-exempt                                                     1,930         1,757         3,848        3,400
  Other investments                                                  135           334           277          647
                                                              -----------  ------------  ------------  -----------
                                     Total Interest Income        35,458        32,255        67,078       63,976
                                                              -----------  ------------  ------------  -----------
Interest Expense
  Deposits                                                         7,430         9,042        14,601       17,668
  Other borrowings                                                 4,561         2,970         8,203        6,598
                                                              -----------  ------------  ------------  -----------
                                    Total Interest Expense        11,991        12,012        22,804       24,266
                                                              -----------  ------------  ------------  -----------
                                       Net Interest Income        23,467        20,243        44,274       39,710
Provision for loan losses                                            710         1,166         1,710        2,093
                                                              -----------  ------------  ------------  -----------
       Net Interest Income After Provision for Loan Losses        22,757        19,077        42,564       37,617
                                                              -----------  ------------  ------------  -----------
Non-interest Income
  Service charges on deposit accounts                              3,677         3,241         6,948        5,953
  Net gains on asset sales
    Real estate mortgage loans                                     4,317         1,238         8,349        3,044
    Securities                                                        47           210           559          176
  Title insurance fees                                               907           464         1,650        1,087
  Manufactured home loan origination fees
    and commissions                                                  389           493           747          927
  Real estate mortgage loan service fees, net                     (1,047)          273        (1,397)         568
  Other income                                                     2,121         1,666         3,970        2,955
                                                              -----------  ------------  ------------  -----------
                                 Total Non-interest Income        10,411         7,585        20,826       14,710
                                                              -----------  ------------  ------------  -----------
Non-interest Expense
  Compensation and employee benefits                              10,795         9,262        20,436       18,050
  Occupancy, net                                                   1,626         1,344         3,224        2,650
  Furniture and fixtures                                           1,424         1,144         2,744        2,250
  Other expenses                                                   6,802         4,754        12,298        9,296
                                                              -----------  ------------  ------------  -----------
                                Total Non-interest Expense        20,647        16,504        38,702       32,246
                                                              -----------  ------------  ------------  -----------
                                  Income Before Income Tax        12,521        10,158        24,688       20,081
Income tax expense                                                 3,390         2,870         6,740        5,684
                                                              -----------  ------------  ------------  -----------
                        Net Income                           $     9,131  $      7,288  $     17,948  $    14,397
                                                              ===========  ============  ============  ===========
Net Income Per Share
  Basic                                                      $       .51  $        .39  $       1.00  $       .78
  Diluted                                                            .50           .39           .98          .76
Dividends Per Common Share
  Declared                                                   $       .16  $        .11  $        .30  $       .23
  Paid                                                               .16           .11           .30          .23

Non-performing assets

                                                          June 30,           December 31,
                                                            2003                 2002
                                                      -----------------    -----------------
                                                              (dollars in thousands)
  Non-accrual loans                                             $4,816               $5,738
  Loans 90 days or more past due and
    still accruing interest                                      3,201                3,961
  Restructured loans                                               161                  270
                                                      -----------------    -----------------
                           Total non-performing loans            8,178                9,969
  Other real estate                                              3,320                3,908
                                                      -----------------    -----------------
                          Total non-performing assets          $11,498              $13,877
                                                      =================    =================
As a percent of Portfolio Loans
     Non-performing loans                                    0.53%                0.72%
     Allowance for loan losses                               1.17                  1.21
   Non-performing assets to total assets                     0.50                  0.67
   Allowance for loan losses as a percent of
     non-performing loans                                     219                   168

Allowance for loan losses

                                                                Six months ended
                                                                    June 30,
                                                            2003                2002
                                                        ------------       -------------
                                                                 (in thousands)
Balance at beginning of period                               $16,705            $16,167
Additions (deduction)
  Allowance on loans acquired                                    517
  Provision charged to operating expense                       1,710              2,093
  Recoveries credited to allowance                               564                395
  Loans charged against the allowance                         (1,616)            (1,161)
                                                        -------------       ------------
Balance at end of period                                     $17,880            $17,494
                                                        =============       ============

Net loans charged against the allowance to
       average Portfolio Loans (annualized)                     0.15%             0.11%

                                                     June 30, 2003                     December 31, 2002
                                            --------------------------------   ----------------------------------
                                                        Average                            Average
                                              Amount    Maturity    Rate         Amount    Maturity     Rate
                                            --------------------------------   ----------------------------------
                                                                  (dollars in thousands)
Brokered CDs(1)                              $346,830   1.8 years   2.46%       $278,012   1.9 years    3.03%
Fixed rate FHLB advances(1)                    78,786   6.2 years   4.96          62,861   7.9 years    5.83
Variable rate FHLB advances(1)                123,300   0.4 years   1.37         131,200   0.3 years    1.50
Securities sold under agreements to
   Repurchase(1)                              136,116   0.2 years   1.33          98,712   0.1 years    1.74
Federal funds purchased                        42,300       1 day   1.48          23,840       1 day    1.38
                                            --------------------------------   ----------------------------------
      Total                                  $727,332   1.6 years   2.28%       $594,625   1.8 years    2.71%
                                            ================================   ==================================

(1)     Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization

                                                                June 30,             December 31,
                                                                  2003                   2002
                                                           -------------------    -------------------
                                                                        (in thousands)
Unsecured debt                                                                               $12,600
                                                                                  -------------------
Preferred Securities                                                 $ 50,600                 17,250
                                                           -------------------    -------------------
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                              17,881                 17,822
  Capital surplus                                                      74,352                 75,076
  Retained earnings                                                    54,351                 41,785
  Accumulated other comprehensive income (loss)                         6,924                  3,364
                                                           -------------------    -------------------
          Total shareholders' equity                                  153,508                138,047
                                                           -------------------    -------------------
          Total capitalization                                       $204,108               $167,897
                                                           ===================    ===================

Non-Interest Income

                                                  Three months ended           Six months ended
                                                       June 30,                    June 30,
                                                  2003          2002          2003          2002
                                               -----------   -----------   -----------   -----------
                                                                  (in thousands)
Service charges on deposit accounts                $3,677        $3,241        $6,948        $5,953
Net gains on asset sales
  Real estate mortgage loans                        4,317         1,238         8,349         3,044
  Securities                                           47           210           559           176
Title insurance fees                                  907           464         1,650         1,087
Bank owned life insurance                             364                         742
Manufactured home loan origination fees
  and commissions                                     389           493           747           927
Mutual fund and annuity commissions                   334           349           590           578
Real estate mortgage loan servicing fees, net      (1,047)          273        (1,397)          568
Other                                               1,423         1,317         2,638         2,377
                                               -----------   -----------   -----------   -----------
      Total non-interest income                   $10,411        $7,585       $20,826       $14,710
                                               ===========   ===========   ===========   ===========

                                                                Three months ended              Six months ended
                                                                     June 30,                       June 30,
                                                              2003            2002            2003           2002
                                                          --------------  -------------   -------------  --------------
                                                                                 (in thousands)
Real estate mortgage loans originated                          $363,083       $152,759        $625,211       $293,479
Real estate mortgage loans sold                                 242,508         91,500         472,252        243,320
Real estate mortgage loans sold with servicing
  rights released                                                13,958          9,158          30,715         21,495
Net gains on the sale of real estate mortgage loans               4,317          1,238           8,349          3,044
Net gains as a percent of real estate mortgage
  loans sold ("Loan Sale Margin")                                  1.78%          1.35%           1.77%          1.25%
SFAS #133 adjustments included in the Loan
  Sale Margin                                                      0.15%        (0.22)%           0.18%        (0.10)%

Non-Interest Expense

                                                 Three months ended                    Six months ended
                                                      June 30,                             June 30,
                                               2003              2002               2003              2002
                                          ---------------   ---------------    ---------------   ----------------
                                                                      (in thousands)
Salaries                                         $ 6,972           $ 6,312            $13,263          $ 12,130
Performance-based compensation
  and benefits                                     1,586             1,359              2,890             2,549
Other benefits                                     2,237             1,591              4,283             3,371
                                          ---------------   ---------------    ---------------   ---------------
  Compensation and employee
    benefits                                      10,795             9,262             20,436            18,050
Occupancy, net                                     1,626             1,344              3,224             2,650
Furniture and fixtures                             1,424             1,144              2,744             2,250
Data processing                                      973               714              1,896             1,427
Communications                                       712               567              1,396             1,213
Advertising                                          974               565              1,743             1,177
Loan and collection                                  889               710              1,831             1,215
Supplies                                             495               338                959               671
Amortization of intangible assets                    458               246                734               492
Other                                              2,301             1,614              3,739             3,101
                                          ---------------   ---------------    ---------------   ---------------
      Total non-interest expense                 $20,647           $16,504            $38,702           $32,246
                                          ===============   ===============    ===============   ===============

Average Balances and Tax Equivalent Rates

                                                                            Three Months Ended
                                                                                 June 30,
                                                             2003                                     2002
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                            $ 1,597,452  $   30,289      7.60%     $ 1,376,832   $   26,694      7.77%
Tax-exempt loans (1,2)                            11,802         238      8.09              11,377          239      8.43
Taxable securities                               250,058       2,949      4.73             226,411        3,315      5.87
Tax-exempt securities (2)                        168,758       3,063      7.28             142,976        2,772      7.78
Other investments                                 11,847         135      4.57              21,521          334      6.22
                                              ----------   ---------                    ----------    ---------
                    Interest Earning Assets    2,039,917      36,674      7.20           1,779,117       33,354      7.51
                                                           ---------                                  ---------
Cash and due from banks                           49,960                                    38,881
Other assets, net                                120,133                                    64,825
                                              ----------                                ----------
                               Total Assets  $ 2,210,010                               $ 1,882,823
                                              ==========                                ==========

Liabilities
Savings and NOW                              $   683,172       1,377      0.81         $   633,074        1,936      1.23
Time deposits                                    749,204       6,053      3.24             686,774        7,106      4.15
Other borrowings                                 396,414       4,561      4.61             250,793        2,970      4.75
                                              ----------   ---------                    ----------    ---------
               Interest Bearing Liabilities    1,828,790      11,991      2.63           1,570,641       12,012      3.07
                                                           ---------                                  ---------
Demand deposits                                  175,549                                   149,040
Other liabilities                                 55,363                                    26,592
Shareholders' equity                             150,308                                   136,550
                                              ----------                                ----------
 Total liabilities and shareholders' equity  $ 2,210,010                               $ 1,882,823
                                              ==========                                ==========

         Tax Equivalent Net Interest Income               $   24,683                                 $   21,342
                                                           =========                                  =========

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.85%                                   4.80%
                                                                       =======                                    =======
(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates

                                                                             Six Months Ended
                                                                                 June 30,
                                                             2003                                     2002
                                              ------------------------------------  ------------------------------------------
                                               Average                                    Average
                                               Balance     Interest     Rate              Balance     Interest     Rate
                                              -----------  ----------  --------         ------------  ----------  --------
Assets                                                                    (dollars in thousands)
Taxable loans (1)                            $ 1,532,855  $   56,793      7.44%     $ 1,391,212   $   53,591      7.74%
Tax-exempt loans (1,2)                            11,894         480      8.14              11,500          480      8.42
Taxable securities                               230,193       5,848      5.12             204,102        6,026      5.95
Tax-exempt securities (2)                        167,006       6,100      7.37             138,036        5,362      7.83
Other investments                                 10,983         277      5.09              21,558          647      6.05
                                              ----------   ---------                    ----------    ---------
                    Interest Earning Assets    1,952,931      69,498      7.15           1,766,408       66,106      7.52
                                                           ---------                                  ---------
Cash and due from banks                           45,379                                    38,466
Other assets, net                                112,760                                    65,257
                                              ----------                                ----------
                               Total Assets  $ 2,111,070                               $ 1,870,131
                                              ==========                                ==========

Liabilities
Savings and NOW                              $   681,282       2,797      0.83         $   628,468        3,900      1.25
Time deposits                                    706,156      11,804      3.37             663,542       13,768      4.18
Long-term debt
Other borrowings                                 366,713       8,203      4.51             269,527        6,598      4.94
                                              ----------   ---------                    ----------    ---------
               Interest Bearing Liabilities    1,754,151      22,804      2.62           1,561,537       24,266      3.13
                                                           ---------                                  ---------
Demand deposits                                  167,646                                   145,978
Other liabilities                                 43,115                                    26,807
Shareholders' equity                             146,158                                   135,809
                                              ----------                                ----------
 Total liabilities and shareholders' equity  $ 2,111,070                               $ 1,870,131
                                              ==========                                ===========

         Tax Equivalent Net Interest Income               $   46,694                                 $   41,840
                                                           =========                                  =========

         Tax Equivalent Net Interest Income
             as a Percent of Earning Assets                               4.80%                                   4.75%
                                                                       =======                                    =======
(1)	All domestic
(2)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%